EXHIBIT 32
CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Wilshire Bancorp, Inc. (the “Company”) for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Soo Bong Min, as Chief Executive Officer of the Company, and Brian E. Cho, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

WILSHIRE BANCORP, INC.

Date: August 9, 2006	By:	/s/ Soo Bong Min
Soo Bong Min
Chief Executive Officer

Date: August 9, 2006	By:	/s/ Brian E. Cho
Brian E. Cho
Chief Financial Officer